                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 13, 2000
                                                           -------------

                              Post Properties, Inc.
                           Post Apartment Homes, L.P.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                     Georgia
                                     Georgia
                                     -------
                 (State or other jurisdiction of incorporation)

                                     1-12080
                                     0-28226
                                     -------
                            (Commission File Number)

                                   58-1550675
                                   58-2053632
                                   ----------
                      (IRS Employer Identification Number)


            4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327
            ---------------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (404) 846-5000
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

         Post Properties, Inc. and Post Apartment Homes, L.P. are filing this Current Report on Form 8-K to file with the Securities and Exchange Commission certain items that are to be incorporated by reference in their Registration Statement on Form S-3 (Registration No. 333-36595).


Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

                  10.1 Terms Agreement dated as of June 13, 2000 among Post Apartment Homes, L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., Deutsche Bank Securities Inc. and Jackson Securities, Inc.

                  12.1 Statement Regarding Computation of Earnings to Fixed Charges


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  June 13, 2000.

                                    POST PROPERTIES, INC.


                                    By: /s/ R. Gregory Fox
                                       -----------------------------------------
                                       R. Gregory Fox
                                       Executive Vice President
                                       Chief Accounting Officer


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  June 13, 2000.

                                    POST APARTMENT HOMES, L.P.

                                    By: POST GP HOLDINGS, INC.,
                                        as General Partner


                                        By: /s/ R. Gregory Fox
                                           --------------------------------
                                           R. Gregory Fox
                                           Executive Vice President
                                           Chief Accounting Officer


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                                  EXHIBIT INDEX




Exhibit Number and Description
------------------------------


10.1     Terms Agreement dated June 13, 2000 among Post Apartment Homes, L.P.,
         Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co.
         Inc., Deutsche Bank Securities Inc. and Jackson Securities, Inc.

12.1     Statement Regarding Computation of Earnings to Fixed Charges


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